Exhibit 26(q)

Powers of Attorney

For:

Larry N. Norman

Christopher H. Garrett

Craig D. Vermie

Brenda K. Clancy

Arthur C. Schneider

Robert J. Kontz

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Principal Executive Officer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint PRISCILLA I. HECHLER, STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VUL-A	Inheritance Builder Plus	333-86231
Separate Account VUL-A	Legacy Builder Plus	333-86231

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 2007.

/s/ Larry N. Norman

Larry N. Norman, Director and Principal Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint PRISCILLA I. HECHLER, STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VUL-A	Inheritance Builder Plus	333-86231
Separate Account VUL-A	Legacy Builder Plus	333-86231

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 2007.

/s/ Christopher H. Garrett

Christopher H. Garrett, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint PRISCILLA I. HECHLER, STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VUL-A	Inheritance Builder Plus	333-86231
Separate Account VUL-A	Legacy Builder Plus	333-86231

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 2007.

/s/ Craig D. Vermie

Craig D. Vermie, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Vice President, Treasurer and Chief Financial officer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint PRISCILLA I. HECHLER, STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VUL-A	Inheritance Builder Plus	333-86231
Separate Account VUL-A	Legacy Builder Plus	333-86231

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 2007.

/s/ Brenda K. Clancy

Brenda K. Clancy, Director, Vice President, Treasurer and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint PRISCILLA I. HECHLER, STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VUL-A	Inheritance Builder Plus	333-86231
Separate Account VUL-A	Legacy Builder Plus	333-86231

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 2007.

/s/ Arthur C. Schneider

Arthur C. Schneider, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Vice President and Corporate Controller of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint PRISCILLA I. HECHLER, STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VUL-A	Inheritance Builder Plus	333-86231
Separate Account VUL-A	Legacy Builder Plus	333-86231

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 2007.

/s/ Robert J. Kontz

Robert J. Kontz, Vice President and Corporate Controller